EXHIBIT 10.25
                                                                   -------------

                         REFINANCING FACILITY AMENDMENT
                                       TO
               AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN
                                    AGREEMENT

     Reference is made to that AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (as amended and in effect from time to time, the "Credit Agreement") dated as of the 22nd day of October, 2003, by and among WASTE CONNECTIONS, INC., a Delaware corporation (the "Parent"), its Subsidiaries (together with the Parent, collectively the "Borrowers"), such banks or other financial institutions which may become a party thereto (the "Lenders"), and FLEET NATIONAL BANK as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein without definition shall have the respective meanings set forth in the Credit Agreement.

     WHEREAS, pursuant to the Credit Agreement, the original Term Loan Lenders (the "Original Term Loan Lenders") made a term loan to the Borrowers in the original principal amount of $175,000,000 (the "Original Term Loan");

     WHEREAS, the Borrowers wish to refinance the Original Term Loan in full from the proceeds of a Refinancing Term Loan in the aggregate principal amount of $200,000,000; and

     WHEREAS, the Borrowers have requested that the Refinancing Term Loan Lenders and the Administrative Agent enter into this Refinancing Facility Amendment in accordance with the terms of ss.4.7 of the Credit Agreement as set forth herein (hereafter, this "Amendment");

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     ss.1. REFINANCING TERM LOAN.

     (a) Subject to the terms and conditions set forth herein, each of the undersigned financial institutions identified on the signature pages hereto as a "Refinancing Term Loan Lender" (individually, a "Refinancing Term Loan Lender" and collectively, the "Refinancing Term Loan Lenders") agrees to lend to the Borrowers on the Effective Date (defined below) that amount set forth opposite its signature hereto of the Refinancing Term Loan, which shall be in the aggregate principal amount of $200,000,000. For the avoidance of doubt, each of the Refinancing Term Loan Lenders hereby acknowledges and agrees that on the Effective Date that portion of such Refinancing Term Loan Lender's Original Term Loan which is in an amount equal to or less than the amount set forth opposite such Refinancing Term Loan Lender's signature hereto of the Refinancing Term Loan shall be deemed to have been repaid in full and automatically, without any action on the part of any Person, deemed to have been readvanced in an identical equal amount, with such readvanced amount constituting such Refinancing Term Loan Lender's Refinancing Term Loan. Upon the request and at the direction of the Administrative Agent, each of the Refinancing Term Loan Lenders hereby agrees to make any necessary wire transfers to such other Term Loan Lenders as directed by the Administrative Agent in order for each Refinancing Term Loan Lender's portion of the Refinancing Term Loan to be consistent with that amount set forth opposite its signature hereto.

     (b) Upon payment of the Original Term Loan (the "March 2004 Prepayment"), the Refinancing Term Loan shall be thereafter the "Term Loan" referred to and as defined in the Credit Agreement, shall constitute an Obligation of the Borrowers, shall amortize on the schedule and be subject to the mandatory and optional prepayment provisions as set forth in ss.4 of the Credit Agreement for the Term Loan, and the outstanding principal amount thereof shall be due and payable on the Term Loan Maturity Date. The Refinancing Term Loan shall bear interest from and after the Effective Date as set forth in ss.4.6 of the Credit Agreement (as amended by this Amendment). The Borrowers jointly and severally promise to pay to the Administrative Agent for the account of the Refinancing Term Loan Lenders the principal of and interest on the Refinancing Term Loan in accordance with the provisions of ss.4 of the Credit Agreement (as amended by this Amendment).

     (c) Immediately following the March 2004 Prepayment (i) the Credit Agreement shall be amended in accordance with the provisions of ss.ss.2 through 4 below, (ii) all references in the Credit Agreement and the other Loan Documents to the words "Term Loan" shall be deemed to be references to or to relate to the Refinancing Term Loan advanced pursuant to this ss.1, (iii) the Refinancing Term Loan shall be governed by and subject to all of the provisions, terms and conditions set forth in the Credit Agreement and the other Loan Documents in every respect as though such Refinancing Term Loan had been originally referred to therein as the "Term Loan", and (iv) thereafter the Refinancing Term Loan shall be referred to as the Term Loan. In furtherance of and not in limitation of the foregoing, and notwithstanding anything to the contrary contained herein, the amendments effected by the provisions of ss.ss.2 through 4 below shall only be applicable to the Refinancing Term Loan and shall not be applicable to the Original Term Loan.

     (d) Each Refinancing Term Loan Lender, by execution of this Amendment, hereby agrees to be bound by, and shall be entitled to the benefits of, all of the terms, conditions and provisions of the Credit Agreement applicable to the Term Loan Lenders as if such Refinancing Term Loan Lender had been one of the lending institutions originally executing the Credit Agreement as a "Term Loan Lender"; provided that nothing herein shall be construed as making any Refinancing Term Loan Lender liable to the Borrowers or the other Lenders in respect of any acts or omissions of any party to the Credit Agreement or in respect of any other event occurring prior to the Effective Date (except where such Refinancing Term Loan Lender was also an Original Term Loan Lender). Each Refinancing Term Loan Lender (a) represents and warrants that (i) it is duly and legally authorized to enter into this Amendment, (ii) the execution, delivery and performance of this Amendment does not conflict with any provision of law or of the charter or by-laws of the Refinancing Term Loan Lender, or of any agreement binding on the Refinancing Term Loan Lender, (iii) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Amendment, and to render the same the legal, valid and binding obligation of the Refinancing Term Loan Lender, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (b) confirms that it has received a copy of the Credit Agreement and the Loan Documents, together with copies of the most recent financial statements delivered pursuant toss.ss.6.4 and 7.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (c) agrees that it will, independently and without reliance upon the other Lenders or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the

          Credit Agreement; (d) represents and warrants that it is eligible to become a party to the Credit Agreement under the terms and conditions of the Credit Agreement as amended hereby; (e) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (f) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Term Loan Lender.

     (e) The Borrowers shall, within five (5) days after a request by a Refinancing Term Loan Lender to the Administrative Agent, deliver to each such requesting Refinancing Term Loan Lender a Term Note evidencing such Refinancing Term Loan Lender's portion of the Term Loan.

     SS.2. AMENDMENT TOSS.4.5 OF THE CREDIT AGREEMENT. Section 4.5 of the Credit Agreement is hereby amended by inserting the following sentence at the end of such section:

          "Notwithstanding anything to the contrary above, if the Borrowers prepay the Refinancing Term Loan in whole or in part prior to the first anniversary thereof from the proceeds of a new Refinancing Term Loan made pursuant ss.4.7, the Borrowers shall pay a premium with respect to each such prepayment in an amount equal to 1% of the amount prepaid."

     SS.3. AMENDMENT TO SS.4.6 OF THE CREDIT AGREEMENT. Section 4.6 of the Credit Agreement is hereby amended by deleting the text of such ss.4.6(a) and
(b) in their entirety and substituting in lieu thereof the following text:

          "(a) To the extent that all or any portion of the Refinancing Term Loan bears interest during such Interest Period at the Base Rate, the Refinancing Term Loan or such portion thereof shall bear interest during such Interest Period at the Base Rate plus 0.25%."

          "(b) To the extent that all or any portion of the Refinancing Term Loan bears interest during such Interest Period at the Eurodollar Rate, the Refinancing Term Loan or such portion thereof shall bear interest during such Interest Period at the rate per annum equal to the Eurodollar Rate plus 1.75%."

     SS.4. SCHEDULE 1. The Administrative Agent shall revise Schedule 1 of the Credit Agreement to reflect each Refinancing Term Loan Lender's Term Loan Percentage, dollar amount of its portion of the Term Loan and lending office as of the Effective Date.

     SS.5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the date each of the following conditions precedent is satisfied (the "Effective Date"):

     (a) the Administrative Agent shall have received a counterpart signature page to this Amendment duly executed and delivered by each of the Borrowers, the Administrative Agent and the Refinancing Term Loan Lenders; and

     (b) the Administrative Agent shall be satisfied that the proceeds of the Refinancing Term Loan shall be immediately applied and/or reallocated to prepay the outstanding balance of the Original Term Loan in full, and the Borrowers shall pay any breakage fees incurred by any Original Term Loan Lender in connection with such prepayment and/or reallocation.

     SS.6. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represents and warrants as follows:

     (a) The execution, delivery and performance of each of this Amendment and the Credit Agreement, as amended as of the date hereof and the transactions contemplated hereby and thereby are within the corporate (or equivalent company or partnership) power and authority of such Borrower and have been or will be authorized by proper corporate (or equivalent company or partnership) proceedings, and do not (i) require any consent or approval of the stockholders, members or partners of such Borrower, (ii) contravene any provision of the organizational or charter documents or by-laws of such Borrower or any law, rule or regulation applicable to such Borrower, or (iii) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument or undertaking binding on such Borrower.

     (b) This Amendment and the Credit Agreement as amended as of the date hereof and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except that the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     (c) The execution, delivery and performance of this Amendment and the Credit Agreement as amended as of the date hereof and the transactions contemplated hereby and thereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

     (d) Each of the representations and warranties of the Borrowers contained in the Credit Agreement or in any document or instrument delivered pursuant to or in connection with the Credit Agreement shall be true as of the date as of which they were made and are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date).

     (e) No Default or Event of Default under the Credit Agreement has occurred and is continuing.

     SS.7. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. Each Borrower hereby affirms all of its Obligations under the Credit Agreement and under each of the other Loan Documents to which it is a party and hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Credit Agreement (as amended hereby) and the other Loan Documents. Each Borrower hereby confirms that the Obligations (including those in respect of the Refinancing Term Loan) are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by such Borrower as security for the Obligations. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

     SS.8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SS.9. DELIVERY BY FACSIMILE OR OTHER ELECTRONIC TRANSMISSION. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission in which the actual signature is evident, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re-execute original forms hereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine or other electronic transmission in which the actual signature is evident to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic transmission in which the actual signature is evident as a defense to the formation of a contract and each party forever waives such defense.

     SS.10. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

     SS.11. MISCELLANEOUS. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrowers agree to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation of this Amendment, including reasonable legal fees.



                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

AGREED AND CONSENTED TO BY:



THE BORROWERS:
--------------

WASTE CONNECTIONS, INC.
AMERICAN DISPOSAL COMPANY, INC.
AMERICAN SANITARY SERVICE, INC.
ARROW SANITARY SERVICE, INC.
BANDON DISPOSAL & RECYCLING, INC.
BUTLER COUNTY LANDFILL, INC.
CAMINO REAL ENVIRONMENTAL CENTER, INC.
CITY SANITATION, INC.
COASTAL ROLLOFF SERVICE
COLD CANYON LAND FILL, INC.
COMMUNITY REFUSE DISPOSAL INC.
CORRAL DE PIEDRA LAND COMPANY
CURRY TRANSFER & RECYCLING, INC.
D. M. DISPOSAL CO., INC.
DENVER REGIONAL LANDFILL, INC.
ENVIRONMENTAL TRUST COMPANY
ETC OF GEORGIA, INC.
FINNEY COUNTY LANDFILL, INC.
G & P DEVELOPMENT, INC.
ISLAND DISPOSAL, INC.
J BAR J LAND, INC.
LEALCO, INC.
LES' COUNTY SANITARY, INC.
LES' SANITARY SERVICE, INC.
MADERA DISPOSAL SYSTEMS, INC.
MAMMOTH DISPOSAL COMPANY
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.
MASON COUNTY GARBAGE CO., INC.
MILLENNIUM WASTE INCORPORATED
MISSION COUNTRY DISPOSAL
MORRO BAY GARBAGE SERVICE
MURREY'S DISPOSAL COMPANY, INC.
NEBRASKA ECOLOGY SYSTEMS, INC.
NOBLES COUNTY LANDFILL, INC.
NORTH BEND SANITATION SERVICE, INC.



By:
     ---------------------------------------
     Name:
     Title:

NORTHERN PLAINS DISPOSAL, INC.
OKLAHOMA CITY WASTE DISPOSAL, INC.
OKLAHOMA LANDFILL HOLDINGS, INC.
OSAGE LANDFILL, INC.
RED CARPET LANDFILL, INC.
RH FINANCIAL CORPORATION
RHINO SOLID WASTE, INC.
SAN LUIS GARBAGE COMPANY
SCOTT SOLID WASTE DISPOSAL COMPANY
SOUTH COUNTY SANITARY SERVICE, INC.
SOUTHERN PLAINS DISPOSAL, INC.
TACOMA RECYCLING COMPANY, INC.
TENNESSEE WASTE MOVERS, INC.
WASCO COUNTY LANDFILL, INC.
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.
WASTE CONNECTIONS OF ALABAMA, INC.
WASTE CONNECTIONS OF ARIZONA, INC.
WASTE CONNECTIONS OF ARKANSAS, INC.
WASTE CONNECTIONS OF CALIFORNIA, INC. (F/K/A AMADOR DISPOSAL SERVICE, INC.) WASTE CONNECTIONS OF COLORADO, INC.
WASTE CONNECTIONS OF ILLINOIS, INC.
WASTE CONNECTIONS OF IOWA, INC.  (F/K/A WHALEY WASTE SYSTEMS INC.)
WASTE CONNECTIONS OF KANSAS, INC.
WASTE CONNECTIONS OF KENTUCKY, INC.
WASTE CONNECTIONS OF MINNESOTA, INC. (F/K/A RITTER'S SANITARY SERVICE, INC.) WASTE CONNECTIONS OF MISSISSIPPI, INC. (F/K/A LIBERTY WASTE SERVICES OF
  MISSISSIPPI HOLDINGS, INC.)
WASTE CONNECTIONS OF MISSOURI, INC.
WASTE CONNECTIONS OF MONTANA, INC.
WASTE CONNECTIONS OF NEBRASKA, INC.
WASTE CONNECTIONS OF NEW MEXICO, INC.
WASTE CONNECTIONS OF OKLAHOMA, INC.  (F/K/A B & B SANITATION, INC.)
WASTE CONNECTIONS OF OREGON, INC. (F/K/A SWEET HOME SANITATION SERVICE, INC.) WASTE CONNECTIONS OF SOUTH DAKOTA, INC.(F/K/A NOVAK ENTERPRISES, INC.)
WASTE CONNECTIONS OF TENNESSEE, INC. (FKA LIBERTY WASTE SERVICES OF TENNESSEE
  HOLDINGS, INC.)
WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC. (F/K/A/ KINGSBURG DISPOSAL
  SERVICE, INC.)
WASTE CONNECTIONS OF UTAH, INC.



By:
     ---------------------------------------
     Name:
     Title:

WASTE CONNECTIONS OF WASHINGTON, INC.
WASTE CONNECTIONS OF WYOMING, INC.
WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.
WASTE SERVICES OF N.E. MISSISSIPPI, INC.
WCI OF GEORGIA, INC.
WEST COAST RECYCLING AND TRANSFER, INC.


By:
     ---------------------------------------
     Name:
     Title:





CONTRACTORS WASTE SERVICES, INC.


By:
     ---------------------------------------
     Name:
     Title:





COLUMBIA RESOURCE CO., L.P.
FINLEY-BUTTES LIMITED PARTNERSHIP


By:  Management Environmental National, Inc.,
     its General Partner

     By:
          ----------------------------------
          Name:
          Title:





EL PASO DISPOSAL, LP


By:  Waste Connections of Texas, LLC,
     its General Partner

     By:  Waste Connections Management Services, Inc.,
          its Manager

     By:
          ----------------------------------
          Name:
          Title:

SANTEK ENVIRONMENTAL OF MISSISSIPPI, L.L.C.
WASTE SERVICES OF MISSISSIPPI, LLC


By:  Waste Connections, Inc.,
     its Managing Member


     By:
          ----------------------------------
          Name:
          Title:





WASTE CONNECTIONS OF TEXAS, LLC


By:  Waste Connections Management Services, Inc.,
     its Manager


     By:  ----------------------------------
          Name:
          Title:





SCOTT WASTE SERVICES, LLC


By:  Waste Connections, Inc.,
     its Manager

     By:
          ----------------------------------
          Name:
          Title:

ADMINISTRATIVE AGENT:
---------------------

FLEET NATIONAL BANK,
  as Administrative Agent


     By:
          ----------------------------------

REFINANCING TERM LOAN LENDERS




                                                   REFINANCING TERM LOAN AMOUNT:



     By:                                           $
          ----------------------------------          --------------------------
          Name:
          Title: